Exhibit 99.1

Momentive Announces Termination of Zendesk Transaction

SAN MATEO, Calif. – February 25, 2022 – Momentive Global (NASDAQ: MNTV) announced today that its previously announced merger agreement with Zendesk (NYSE: ZEN) has terminated. While Momentive received the requisite number of votes from its stockholders to approve the transaction, Zendesk did not receive the requisite number of votes from its stockholders.

Momentive CEO Zander Lurie commented, “While we are disappointed that Zendesk stockholders did not vote to approve the transaction, we are confident in our go-forward strategy. We have a strong portfolio of products that address valuable customer needs, and our market opportunity is larger and more relevant than ever. We’ve always been focused on driving stockholder value and remain committed to this important objective on the journey ahead.”

About Momentive

Momentive (NASDAQ: MNTV—maker of SurveyMonkey) is a leader in agile experience management, delivering powerful, purpose-built solutions that bring together the best parts of humanity and technology to redefine AI. Momentive products, including SurveyMonkey and Momentive brand and market insights solutions, empower decision-makers at 345,000 organizations worldwide to shape exceptional experiences. Millions of users rely on Momentive to fuel market insights, brand insights, employee experience, customer experience, and product experience. Ultimately, the company’s vision is to raise the bar for human experiences by amplifying individual voices. Learn more at momentive.ai.

Forward-Looking Statements

“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This press release may contain forward-looking statements about our financial outlook, strategic initiatives, products, including our investments in products, technology and other key strategic areas. The achievement of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any of these risks or uncertainties materialize or if any of the assumptions prove incorrect, the company’s results could differ materially from the results expressed or implied by the forward-looking statements the company makes. The risks and uncertainties referred to above include—but are not limited to—risks related to the impact of the pendency and termination of our transaction with Zendesk, including potential adverse reactions or changes to our relationships with employees, customers and business partners; the diversion of the attention of the Momentive management from ongoing business operations and expenses and opportunity costs of the transaction; risks related to the COVID-19 coronavirus pandemic; our ability to retain and upgrade customers; our revenue growth rate; our brand (including our recent rebranding); our marketing strategies; our self-serve business model; the length of our sales cycles; the growth and development of our salesforce; security measures; expectations regarding our ability to timely and effectively scale and adapt existing technology and network infrastructure to ensure that our products and services are accessible at all times; competition; our debt; revenue recognition; our ability to manage our growth; our culture and talent; our data centers; privacy, security and data transfer concerns, as well as changes in regulations, which could impact our ability to serve our customers or curtail our monetization efforts; litigation and regulatory issues; expectations regarding the return on our strategic investments; execution of our plans and strategies, including with respect to mobile products and features and expansion into new areas and businesses; our international operations; intellectual property; the application of U.S. and international tax laws on our tax structure and any changes to such tax laws; acquisitions we have made or may make in the future; the price volatility of our common stock; and general economic conditions.

Further information on these and other factors that could affect our financial results are included in documents that we file with the Securities and Exchange Commission from time to time, including the section entitled “Risk Factors” in the Annual Report on Form 10-K that was filed for the year ended December 31, 2021, which should be read in conjunction with these financial results. These documents are or will be available on the SEC Filings section of our Investor Relations website page at investor.momentive.ai. We undertake no obligation to update the information in this release.

Contacts

Katie Miserany

Momentive Communications

pr@momentive.ai

Gary J. Fuges, CFA

Momentive Investor Relations

investors@momentive.ai